Exhibit 99.1

BABYLON, A WORLD LEADING, DIGITAL-FIRST, VALUE-BASED CARE COMPANY, ANNOUNCES PLANS TO BECOME A PUBLIC COMPANY VIA $4.2 BILLION MERGER WITH ALKURI GLOBAL ACQUISITION CORP.

●	Babylon is a world leading, digital-first, value-based care company, covering 24 million people across four continents
●	The company has scaled at c.5x annual revenue growth in 2020, and is expected to grow by c.4x in 2021
●	Transaction implies a $4.2 billion equity value for Babylon including an estimated $575 million in gross proceeds
●	Over 85% of raised cash from new, institutional external investors, including strategic investor Palantir (NYSE:PLTR)
●	Babylon Founder and CEO Dr. Ali Parsa will become Chairman and CEO of the combined entity; an Alkuri Global representative will join the Board of Directors

LONDON, UK and NASHVILLE, TN – June 3, 2021 – Babylon Holdings Limited (“Babylon”), a world leading, digital-first value-based care company, and Alkuri Global Acquisition Corp. (NASDAQ:KURI) (“Alkuri Global”), a special purpose acquisition company, today announced that they have entered into a definitive merger agreement. Upon closing of the transaction, the combined company will operate as Babylon and plans to trade on Nasdaq under the new symbol “BBLN”. The transaction reflects an initial pro forma equity value of approximately $4.2 billion. The transaction is expected to close in the second half of 2021.

Babylon was founded in 2013, with the mission to put accessible and affordable quality healthcare in the hands of every person on Earth. Babylon is poised to re-engineer the $10 trillion global healthcare market to better align systemwide incentives and shift the focus from reactive sick care to preventative healthcare, resulting in better member health, improved member experience and reduced costs.

The company is scaling at c.5x annual revenue growth in 2020, and is expected to grow by c.4x in 2021, covering millions of people across four continents.

Babylon helps patients through two primary channels -- Babylon 360, its digital-first value-based care service; and Babylon Cloud Services, a suite of digital self-care tools that enables patients and clinicians to gain insights and information either through Babylon directly or through Babylon’s roster of top-tier partners. Combined, those services cover 24 million people across the United States, Canada, Europe, Africa and 13 countries in Asia. In 2020, the company helped one patient every five seconds with approximately 6 million patient interactions. Moreover, Babylon has a 95 percent user retention rate and a 5-star rating from more than 90 percent of its users.

Supported by capital raised through the transaction, Babylon will continue to expand its services both with existing and new customers. Babylon has achieved strong traction in the U.S. market and is focused on building on this momentum by rapidly scaling its operations.

Management Comments

Dr. Ali Parsa, Founder and CEO of Babylon, commented, “We founded Babylon on a fundamental belief, that it is possible to make quality healthcare accessible and affordable for every person on earth by combining the latest in technology and the best in medical expertise. We have achieved one of the highest growth rates every year since our inception, with consistently high clinical outcomes and patient satisfaction. Becoming a public company is just another step in our journey. We are at the very beginning of our work to re-imagine our sector, to make it digital-first and prevention-first and shift the focus away from sick care to true health care.”

"Babylon's patient-first approach -- coupled with its focus on accessibility and affordability -- has made it one of the most exciting growth stories in health and technology," said Alkuri Global CEO Rich Williams. “When we founded Alkuri, we set out to identify high-potential, disruptive companies with visionary founders and strong teams. Babylon is all of those things, and we're excited to work with them on their truly world-changing mission.”

Transaction Overview

The transaction is expected to deliver up to $575 million of gross proceeds to fund Babylon’s pro forma balance sheet, including the contribution of up to $345 million of cash held in Alkuri Global’s trust account assuming no redemptions. The combination is further supported by a $230 million private placement (the “PIPE”) - funded over 85% from new, external institutional investors including AMF Pensionsförsäkring, Sectoral Asset Management and Swedbank Robur with strategic investor Palantir (NYSE:PLTR) - at $10.00 per share. There is additional participation from Ali Parsa, Alkuri Sponsors and existing Babylon investors Kinnevik (STO:KINV-B) and VNV (STO:VNV). In addition, Babylon previously acquired an option to purchase Higi, a consumer health engagement company, and intends to acquire the remaining Higi equity stake it does not already own. The major investors in Higi, including 7wire Ventures, Flare Capital Partners and William Wrigley, Jr., have agreed to accept shares in lieu of a portion of cash consideration if Babylon exercises its option. This agreement is expected to reduce Babylon’s cash needs by approximately $40 million.

Assuming no redemptions, taking existing cash and transaction fees into account, Babylon is expected to have approximately $540 million net cash on its balance sheet following the transaction, which will be used to pursue organic growth strategies as well as attractive and opportunistic acquisitions. The transaction reflects an initial pro forma equity value of approximately $4.2 billion and enterprise value of approximately $3.6 billion.

Existing Babylon shareholders will roll 100% of their equity into the combined company and will own approximately 84% of the pro forma company at closing.

The transaction, which has been unanimously approved by the Boards of Directors of both Babylon and Alkuri Global, is expected to close in the second half of 2021, subject to approval by Alkuri Global's stockholders and other customary closing conditions, including any applicable regulatory approvals. Following the closing of the proposed business combination, Babylon will retain its experienced management team. Dr. Parsa will continue to serve as Chief Executive Officer and Chairman of the Board. An Alkuri Global representative will join the Babylon Board of Directors.

Advisors

Ardea Partners LP is serving as financial advisor, Citi is serving as financial and capital markets advisor, and Wilson Sonsini Goodrich & Rosati, P.C., Allen & Overy LLP and Walkers (Jersey) LLP are serving as legal counsel to Babylon. Jefferies is serving as exclusive financial advisor and Winston & Strawn LLP is serving as legal counsel to Alkuri Global. Jefferies, Citi and Pareto Securities AB served as placement agents on the PIPE.

Investor Presentation

A presentation made by the management of Babylon and Alkuri Global regarding the proposed business combination will be available on Babylon at https://www.babylonhealth.com/press/investor-presentation and Alkuri Global at https://www.alkuri.com/investor-relations. Alkuri Global will include the investor presentation as an exhibit to a Current Report on Form 8-K with the SEC which can be viewed at www.sec.gov.

About Babylon

Babylon is a world leading, digital-first, value-based care company whose mission is to make high-quality healthcare accessible and affordable for everyone on Earth.

Babylon is re-engineering healthcare, shifting the focus from sick care to preventative healthcare so that patients experience better health, and reduced costs. This is achieved by leveraging a highly scalable, digital-first platform combined with high quality, virtual clinical operations to provide all-in-one, personalized healthcare. We endeavor to keep patients at the peak of health and get them back on their feet as quickly as possible, all from their devices, with the aim to promote longer and healthier lives. When sick, Babylon provides assistance to navigate the health system, connecting patients digitally to the right clinician 24/7, at no additional cost.

Founded in 2013, we have since delivered millions of clinical consultations and AI interactions, with c.2m clinical consultations and c.3.9m AI interactions in 2020 alone. We work with governments, health providers and insurers across the globe, and support healthcare facilities from small local practices to large hospitals. For more information, please visit www.babylonhealth.com/us.

Babylon 360 (Babylon VBC)

Babylon 360 is Babylon’s digital-first value-based care service. Babylon 360 combines cutting-edge AI-powered technology with human medical expertise to help members stay out of the hospital and remain in control of their health. Using a combination of our doctors’ expertise and our data, Babylon 360 gives members actionable insights and information about their wellbeing, and - by helping members to understand their specific needs - helps them set personalized health goals. If there’s a problem, Babylon 360 gives 24/7 access to a dedicated Personal Care Team, so that patients can receive the most appropriate care, medication and treatment. A recent survey among our Babylon 360 members identified that more than 40% of consultations had resulted in patients avoiding the Emergency Room or urgent care visits, generating significant cost savings.

Babylon Cloud Services

Babylon Cloud Services provides a suite of digital self-care tools that enables patients and clinicians to gain insights and information either through Babylon directly or through Babylon’s roster of top-tier partners. The tools include Babylon’s AI symptom checker, which provides a 24/7 source of health information to patients when they need it, and Babylon's Healthcheck, which offers a comprehensive, digital-first health assessment that identifies at-risk conditions and actionable next steps members can take which aim to improve overall health and decrease future risk of disease.

About Alkuri Global Acquisition Corp.

Alkuri Global Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Alkuri Global intends to favor next-generation technology businesses led by visionary founders and teams leveraging data and artificial intelligence in the areas of Consumer Internet and Marketplaces, Healthtech, Fintech and Mobility. For more information, visit www.arkglobal.com.

Additional Information and Where to Find It

Additional information about the proposed business combination, including a copy of the Merger Agreement and investor presentation, will be provided in a Current Report on Form 8-K which will be filed by Alkuri Global with the SEC and will also be available at www.sec.gov.

In connection with the proposed business combination, Babylon intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC with respect to Babylon’s securities to be issued in connection with the proposed business combination, and Alkuri Global intends to file a preliminary proxy statement in connection with Alkuri Global’s solicitation of proxies for the vote by Alkuri Global’s stockholders in connection with the proposed business combination and other matters as described in the proxy statement, as well as the preliminary prospectus relating to the offer of the securities to be issued to Alkuri Global’s stockholders in connection with the completion of the business combination. After the Registration Statement has been declared effective, Alkuri Global will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Alkuri Global’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement/consent solicitation/prospectus, in connection with Alkuri Global’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination (the “Special Meeting”), because these documents will contain important information about Alkuri Global, Babylon and the proposed business combination. Alkuri Global’s stockholders may also obtain a copy of the preliminary proxy statement/prospectus, or definitive proxy statement/prospectus once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Alkuri Global, without charge, at the SEC's website located at www.sec.gov.

Participants in Solicitation

Alkuri Global, Babylon, and their respective directors and officers may be deemed participants in the solicitation of proxies of Alkuri Global stockholders in connection with the proposed business combination. Alkuri Global stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Alkuri Global in Alkuri Global’s registration statement on Form S-1 (File No. 333-251832), which was declared effective by the SEC on February 4, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Alkuri Global stockholders in connection with the proposed business combination and other matters to be voted upon at its Special Meeting will be set forth in the proxy statement/prospectus for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that Babylon intends to file with the SEC.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Babylon and Alkuri Global and their respective affiliates, from time to time may contain, a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s or Alkuri Global’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, Babylon’s and Alkuri Global’s expectations with respect to the future performance of the combined company, including whether this proposed business combination will generate returns for stockholder, the anticipated addressable market for the combined company, the satisfaction of the closing conditions to the business combination, and the timing of the transaction.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Babylon’s or Alkuri Global’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed business combination contemplated thereby; (b) the inability to complete the proposed business combination due to the failure to obtain approval of the stockholders of Alkuri Global or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the proposed business combination; (d) the failure of investors in the PIPE to fund their commitments upon the closing of the proposed business combination; (e) the risk that the proposed business combination disrupts current plans and operations of Babylon or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed business combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) which could result in the need for Alkuri Global to restate its historical financial statements and cause unforeseen delays in the timing of the business combination and negatively impact the trading price of Alkuri Global’s securities and the attractiveness of the business combination to investors; (i) the possibility that Babylon may be adversely affected by other economic, business and/or competitive factors; and (j) other risks and uncertainties to be identified in the registration/proxy statement relating to the business combination, when available, and in other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by Alkuri Global and Babylon and available at the SEC’s website at www.sec.gov.

Babylon and Alkuri Global caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither Alkuri Global nor Babylon undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the proposed business combination will be completed, nor can there be any assurance, if the proposed business combination is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This press release has been prepared for use by Babylon and Alkuri Global in connection with the proposed business combination. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Alkuri Global was derived entirely from Alkuri Global and all information relating to the business, past performance, results of operations and financial condition of Babylon was derived entirely from Babylon. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law in no circumstances will Alkuri Global, Babylon, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of Babylon has been derived, directly or indirectly, exclusively from Babylon and has not been independently verified by Alkuri Global. Neither the independent auditors of Alkuri Global nor the independent auditors of Babylon audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this press release and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this press release.

Contacts

For Babylon

Media

Adam Davison

press@babylonhealth.com

OR

Danya Al-Qattan

Sard Verbinnen & Co

Babylon-SVC@sardverb.com

Investors

Kathy Kress

investors@babylonhealth.com

OR

Bob East

ICR Westwicke

BabylonIR@westwicke.com

For Alkuri Global

Media & Investors

Bill Roberts

bill@alkuri.com